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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2007
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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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           Delaware                   000-11071               84-0685613
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
   of incorporation)                                     Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))


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     The information furnished in this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.02.  Results of Operations and Financial Condition.

     On November 13, 2007, Image Entertainment, Inc. (the "Company") issued a press release announcing its financial results for its second fiscal quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit
99.1 hereto.

Item 8.01.  Other Events.

     On November 13, 2007, the Company issued a press release announcing its financial results for its second fiscal quarter ended September 30, 2007.

Forward-Looking Statements

     This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to, among other things, the Company's goals, plans and projections regarding its financial position, results of operations, market position, product development and business strategy. These statements may be identified by the use of words such as "will," "may," "estimate," "expect," "intend," "plan," "believe" and other terms of similar meaning in connection with any discussion of future operating or financial performance. All forward-looking statements are based on management's current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations.

     These factors include, among other things, the Company's inability to raise additional working capital, changes in debt and equity markets, increased competitive pressures, changes in the Company's business plan, compliance with financial and operating covenants contained in debt instruments, and changes in the retail DVD and entertainment industries. For further details and a discussion of these and other risks and uncertainties, see "Forward-Looking Statements" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K, and the Company's most recent Quarterly Report on Form 10-Q. In addition, the Company may not be able to complete its proposed merger transaction with BTP Acquisitions Company, LLC on the amended terms or other acceptable terms, or at all, due to a number of factors, including (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against the Company and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to the completion of the merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of other required regulatory approvals;
(4) the failure to obtain the necessary financing provided for in commitment letters received prior to execution of the definitive agreement; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger. Many of the factors that will determine the outcome of the subject matter of this press release are beyond the Company's ability to control or predict.

     Unless otherwise required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

   (d) Exhibits.

      Exhibit Number    Exhibit Description
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         99.1           Press Release dated November 13, 2007



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMAGE ENTERTAINMENT, INC.


Dated:  November 13, 2007             By:      /s/ DENNIS HOHN CHO
                                               ---------------------------------
                                         Name      Dennis Hohn Cho
                                         Title:    Corporate Secretary